January 2022 Investor Presentation INVESTOR PRESENTATION Fourth Quarter 2021 Richard P. Smith – President & Chief Executive Officer John S. Fleshood – EVP & Chief Operating Officer Peter G. Wiese – EVP & Chief Financial Officer Exhibit 99.2

January 2022 Investor Presentation The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services policies, laws and regulations; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the continuing adverse impact on the U.S. economy, including the markets in which we operate due to the COVID-19 global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, inflationary pressures and labor shortages on the economic recovery and our business; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial business benefits associated with any such activities; the ability to execute our business plan in new lending markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; the challenges of integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks and the cost to defend against such attacks; change to U.S. tax policies, including our effective income tax rate; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the discontinuation of the London Interbank Offered Rate and other reference rates; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2020, which has been filed with the Securities and Exchange Commission (the “SEC”) and are available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. 2 SAFE HARBOR STATEMENT

January 2022 Investor Presentation • Most Recent Quarter Recap • Company Overview • Lending Overview • Deposit Overview • Financials 3 AGENDA

January 2022 Investor Presentation4 MOST RECENT QUARTER HIGHLIGHTS Consistent Profitability • Pre-tax pre-provision ROAA and ROAE were 1.84% and 15.72%, respectively, for the quarter ended December 31, 2021, and 1.96% and 16.33%, respectively, for the same quarter in the prior year. • Total revenue and EPS growth totaled 4.0% and 19.0% during the fourth quarter of 2021 as compared to the same quarter in the prior year. • Our efficiency ratio was 53.2% during the 2021 year, compared to 58.4% during the prior year. Growth to Drive Results • Organic non-PPP net loan growth was $119.4 million, a 10.1% annualized increase over the trailing quarter, non-PPP loan growth for the entire 2021 year was $419.1 million or 9.4%. • Recently opened Southern California commercial banking centers contributed $34.7 million and $38.8 million in net loan growth for the three and six months ended December 31, 2021. • Management anticipates that final regulatory approval for the merger with Valley Republic Bancorp will be obtained during the first quarter of 2022. • Management is actively monitoring a variety of additional acquisition opportunities. Net Interest Income and Margin • Net interest margin (FTE) of 3.50% was consistent in the current and trailing quarterly periods compared to 3.71% during Q4-2020. While compression in NIM has been driven by growth in volume of the investment security portfolio, the yield these securities increased 5 basis points to 1.69% during the quarter. • Growth in non-interest-bearing deposits and further decreases in rates continued to drive improved funding costs where total cost of deposits was 0.04% in Q4 2021 compared to 0.07% Q4 2020. Credit Quality • Excluding PPP, loan loss reserves were 1.76% of total loans compared to 1.78% as of September 30, 2021 and 2.07% as of December 31, 2020. • Over 90% of all PPP loan originations have been forgiven by the SBA. • Further decreases in the volume of COVID related loan payment deferral modifications, the balance of past due loans, and a continued low ratio of classified loans to total loans. Diverse Deposit Base • Non-interest-bearing deposits comprise 40.4% of total deposits, and core deposits have grown 13.2% YOY Capital Strategies • Consistent quarterly dividend payments with a history of periodic increases. • Strength in core earnings is key to self-financed and self-funded growth. • Active share repurchase program with demonstrated utilization, albeit currently on hold as a result of the pending merger.

January 2022 Investor Presentation5 COMPANY OVERVIEW

January 2022 Investor Presentation Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $42.96 Market Cap.: $1.3 Billion Asset Size: $8.6 Billion Loans: $4.9 Billion Deposits: $7.4 Billion Bank Branches: 68 ATMs: 86 Bank ATMs, with access to over 37,000 network ATMs Market Area: TriCo currently serves 31 counties throughout California. 6 COMPANY OVERVIEW * As of close of business December 31, 2021

January 2022 Investor Presentation7 EXECUTIVE TEAM Rick Smith President & CEO TriCo since 1993 John Fleshood EVP Chief Operating Officer TriCo since 2016 Dan Bailey EVP Chief Banking Officer TriCo since 2007 Craig Carney EVP Chief Credit Officer TriCo since 1996 Peter Wiese EVP Chief Financial Officer TriCo since 2018 Judi Giem SVP Chief HR Officer TriCo since 2020 Greg Gehlmann SVP General Counsel TriCo since 2017

Positive Earnings Track Record


$36
$32
$28
$24
$20
$16
$12
$8
$4
$0
Earnings (in Millions)
$1.20
$0.80
$0.40
$0.00
Qtrly EPS (diluted)

	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
Net Income ($MM)	$13.9	$15.0	$16.2	$23.2	$22.7	$23.1	$23.4	$22.9	$16.1	$7.4	$17.6	$23.6	$33.6	$28.4	$27.4	$28.2
Qtrly Diluted EPS	$0.60	$0.65	$0.53	$0.76	$0.74	$0.75	$0.76	$0.75	$0.53	$0.25	$0.59	$0.79	$1.13	$0.95	$0.92	$0.94

8 January 2022 Investor Presentation

trico bancshares

January 2022 Investor Presentation 31% 31% 37% 27% 27% 41% 25% 2015 2016 2017 2018 2019 2020 2021 9 SHAREHOLDER RETURNS Dividends per Share: 11.5% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS * CAGR based upon 2015 full year to 2021 full year. $0.11 $0.15 $0.15 $0.17 $0.19 $0.22 $0.25 $0.13 $0.15 $0.17 $0.17 $0.19 $0.22 $0.25 $0.13 $0.15 $0.17 $0.17 $0.22 $0.22 $0.25 $0.15 $0.15 $0.17 $0.19 $0.22 $0.22 $0.25 $0.52 $0.60 $0.66 $0.70 $0.82 $0.88 $1.00 2015 2016 2017 2018 2019 2020 2021 Q1 Q2 Q3 Q4 10.04% 9.47% 8.10% 10.75% 10.49% 7.18% 12.10% 2015 2016 2017 2018 2019 2020 2021 $0.36 $0.46 $0.52 $0.60 $0.74 $0.53 $1.13 $0.49 $0.41 $0.58 $0.65 $0.75 $0.25 $0.95 $0.55 $0.53 $0.51 $0.53 $0.76 $0.59 $0.92 $0.50 $0.54 $0.76 $0.75 $0.79 $0.94 $1.91 $1.94 $1.74 $2.54 $3.00 $2.16 $3.94 2015 2016 2017 2018 2019 2020 2021 Q1 Q2 Q3 Q4

January 2022 Investor Presentation Organic Growth and Disciplined Acquisitions 10 CONSISTENT GROWTH CAGR 5 yrs. 10 yrs. Total Assets 13.8% 12.9% Excluding PPP 13.6% 12.8%

January 2022 Investor Presentation Executive Management Themes and Topics 11 “TOP OF MIND” • Successfully Integrate And Leverage Synergies From The Merger With Valley Republic Bank • Driving Loan and Non-Interest Income Growth / Diversification Through Organic And Acquisition Based Strategies • Challenges To Growth Plans May Be Caused by Possible Current And Future Regulatory & Administrative Policy Making • Learning and Leading Through An Actionable Data Strategy To Validate And Drive Growth and Expansion • Industry Consolidation, Talent Acquisition And Proactive Succession Planning • Irrational Competitor Reactions to Potential Higher Interest Rates • Potential for Long-term Inflationary Pressures • Operational Scaling and Automation To Drive Leverage While Maintaining Service Level Differentiation And Enhanced Customer Experiences

January 2022 Investor Presentation12 LOANS AND CREDIT QUALITY

January 2022 Investor Presentation13 CONSISTENT LOAN GROWTH • 2018 includes acquisition of FNB Bancorp (Loan Yield was 5.04%); Q1 2021 increase includes $98MM Jumbo Mortgage pool purchase • End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized quarterly interest income. $3,015 $4,022 $4,038 $4,104 $4,182 $4,305 $4,381 $4,386 $4,407 $4,443 $4,610 $4,711 $4,739 $4,859$423 $426 $327 $361 $240 $151 $61 5.16% 5.24% 5.48% 5.50% 5.46% 5.33% 5.23% 5.05% 4.78% 5.0… 5.15% 4.86% 4.92% 4.96% 3.50% 4.50% 5.50% 6.50% 2017 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Non-PPP PPP Loans Loan Yield Loan Yield Excl PPP

January 2022 Investor Presentation14 GROSS PRODUCTION VS PAYOFF • Outstanding Principal in Millions, excludes PPP • Includes Q1 2021 increase of $98MM and Q4 2020 increase of $40MM in Jumbo Mortgage pool purchases TCBK originated nearly $1.5 billion in 2021, compared to nearly $0.8 billion in 2020, while facing headwinds of an increased $372 million in payoffs during 2021. In addition to the nearly $0.8 billion in non-PPP loan originations in 2020, TCBK originated over $0.4 billion in PPP loans. TCBK originated over $0.9 billion in loans in 2019, while facing headwinds of outpacing payoffs in excess of $0.6 billion. $144 $200 $229 $349 $178 $199 $165 $250 $464 $285 $303 $412 -$118 -$147 -$139 -$210 -$118 -$139 -$131 -$166 -$241 -$192 -$243 -$250 -$21 $14 -$15 -$14 $6 -$56 -$20 -$47 -$59 $6 -$33 -$47 Q1-2019 Q2-2019 Q3-2019 Q4-2019 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Origination Paid/Closed Balance Change net of Originations and Payoffs

January 2022 Investor Presentation $1,603 $706 $823 $670 $259 $338 $222 $224 $67 $1,536 $624 $639 $553 $526 $327 $285 $197 $78 CRE Non-Owner Occupied CRE-Owner Occupied Multifamily SFR 1-4 Term Commercial & Industrial SFR HELOC and Junior Liens Construction Agriculture & Farmland Auto & Other 4Q-2021 4Q-2020 15 DIVERSIFIED LOAN PORTFOLIO Note: Dollars in millions, Net Book Value at period end, excludes LHFS; Auto & other includes Leases. Commercial & Industrial includes two Municipality Loans for $3.65 mln. CRE Non- Owner Occupied 33% CRE-Owner Occupied 14% Multifamily 17% SFR 1-4 Term 14% Commercial & Industrial 5% SFR HELOC and Junior Liens 7% Construction 4% Agriculture & Farmland 5% Auto & Other 1%

January 2022 Investor Presentation 70% 55% 61% 58% 62% 74% 38% 46% 26% 40% 37% 40% 38% 22% 60% 47% 4% 5% 2% 2% 0% 4% 2% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Hotel/Motel Office Building Retail Building Warehouse Light Industrial Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% 16 CRE COLLATERAL VALUES LTV Range CRE Non-Owner-Occupied by Collateral Type DISTRIBUTION BY LTV

January 2022 Investor Presentation HELOCs – by vintage, with weighted avg. coupon 17 UNFUNDED LOAN COMMITMENTS  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums, Leases, DDA Overdraft, and Credit Cards  C&I includes PPP loans for $63 million and $334 million in Outstanding Principal Q4 2021 and Q4 2020, respectively. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $25 $50 $75 $100 $125 $150 $175 20212020201920182017201620152014201320122011201020092008>2008 Private Balance (MM) Unfunded (MM) WA Rate 3.31% 4.11% 4.42%4.51%4.48%4.43%4.29%4.34% 4.72% 5.51% 4.69%4.46%4.63% 3.55%3.62% $1,619 $1,557 $828 $643 $335 $324 $530 $254 $711 $628 $672 $557 $288 $225 $224 $197 $76 $63 $170 $88 $44 $40 $531 $535 $372 $339 $31 $27 $221 $211 $69 $62 $11 $9 4Q-2021 4Q-2020 4Q-2021 4Q-2020 4Q-2021 4Q-2020 4Q-2021 4Q-2020 4Q-2021 4Q-2020 4Q-2021 4Q-2020 4Q-2021 4Q-2020 4Q-2021 4Q-2020 4Q-2021 4Q-2020 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Auto & Other Outstanding Principal ($MM) Unfunded Commitment ($MM)

January 2022 Investor Presentation18 C&I UTILIZATION  Excludes PPP loans; Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) $248 $243 $247 $262 $208 $205 $197 $187 $206 $186 $191 $207 $221 $254 $235 $265 $273 $372 $384 $360 $353 $339 54.5% 52.4% 49.3% 52.7% 44.0% 42.9% 34.5% 32.7% 36.4% 34.5% 36.0% 0% 10% 20% 30% 40% 50% 60% $0 $100 $200 $300 $400 $500 $600 $700 2Q-2019 3Q-2019 4Q-2019 1Q-2020 2Q-2020 3Q-2020 4Q-2020 1Q-2021 2Q-2021 3Q-2021 4Q-2021 M ill io ns o f $ Outstanding Principal ($MM) Unfunded Commitment Utilization

January 2022 Investor Presentation19 LOAN YIELD COMPOSITION  Dollars in millions, Wtd Avg Rate (weighted average rate) as of 12/31/2021 and based upon outstanding principal; excludes unearned fees and accretion/amortization therein • Variable rate loans at their floor as a percentage of total variable loans has remained stable at 88% in Q4-2021. • The most prominent index for the variable portfolio is 5 Year Treasury CMT. Fixed 38% Variable At Floor 54% Variable Above Floor 7% Variable No Floor 1% Fixed vs. Variable, Total Loans (ex-PPP)

January 2022 Investor Presentation20 LOAN YIELD COMPOSITION  Dollars in millions, WA Rate (weighted average rate) as of 12/31/2021 and based upon outstanding principal; excludes PPP as well as unearned fees and accretion/amortization therein  Next Reprice signifies either the next scheduled reprice date or maturity. When reprice date is blank, index is prime and monthly frequency indicator is applied, loan is classified as Monthly. Loans at Floor by Year of Next Reprice $465 $251 $183 $278 $354 $574 $539 4.02% 4.03% 3.95% 3.98% 4.07% 4.23% 3.94% 4.54% 4.59% 4.87% 4.83% 4.29% 4.21% 3.92% 3.50% 4.00% 4.50% 5.00% 5.50% Monthly < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Balance WA Rate No Floor WA Rate at Floor

January 2022 Investor Presentation21 LOAN YIELD COMPOSITION  Dollars in millions, WA Rate (weighted average rate) as of 12/31/2021 and based upon outstanding principal; excludes PPP as well as unearned fees and accretion/amortization therein  Next Reprice signifies either the next scheduled reprice date or maturity. When reprice date is blank, index is prime and monthly frequency indicator is applied, loan is classified as Monthly. Loans at Floor by Year of Next Reprice – Commercial Real Estate & Multifamily $98 $197 $160 $220 $288 $480 $416 4.13% 4.10% 4.00% 3.97% 4.09% 4.26% 4.10% 4.48% 4.58% 4.90% 4.77% 4.26% 4.23% 4.04% 3.50% 4.00% 4.50% 5.00% 5.50% Monthly < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Balance WA Rate No Floor WA Rate At Floor

January 2022 Investor Presentation22 ALLOWANCE FOR CREDIT LOSSES Drivers of Change under CECL  Change in reserve for all collectively and individually analyzed loans rated criticized or worse  Lagging recovery of California Unemployment remains the largest driver of qualitative factors  Uncertainty due to Omicron variant surge reflected in forward looking factors Total reserve increase of $1.070 million Q4 2021  Includes volume and mix change due to originations, draws, pay downs, and payoffs  Improvement in risk grades overall, coupled with continued low loss experience, results in declining quantitative loss rates  Gross charge offs $0.197 million  Gross recoveries $0.552 million 1.72% of Total Loans 1.78% Excluding PPP 1.74% of Total Loans 1.76% Excluding PPP

January 2022 Investor Presentation23 ALLOWANCE FOR CREDIT LOSSES Allocation of Allowance by Segment

RISK GRADE MIGRATION



% of Loan Portfolio Outstanding, by Risk Grade
1.0%
3.0%
13.8%
82.2%
1.0%
3.3%
13.6%
82.1%
1.2%
2.9%
11.4%
84.6%
1.2%
2.6%
11.2%
85.0%
1.0%
2.5%
9.3%
87.2%
1.1%
1.6%
7.8%
89.6%
3Q-2020
4Q-2020
1Q-2021
2Q-2021
3Q-2021
4Q-2021
Pass
Watch
Special Mention
Substandard

Special Mention (NBV)								
	Q4-2020			Q4-2021			Diff	
Pool	%	(mln)	# Loans	%	(mln)	# Loans	(mln)	# Loans
CRE Non-Owner Occupied	4.6%	$71.4	32	2.2%	$35.5	24	-$35.8	-8
Multifamily	7.0%	$44.8	10	0.0%	$0.0	0	-$44.8	-10
CRE-Owner Occupied	2.7%	$16.8	21	3.2%	$22.6	14	$5.8	-7
Agriculture & Farmland	4.9%	$9.7	10	2.4%	$5.4	6	-$4.3	-4
SFR HELOC and Junior Liens	1.6%	$5.4	98	1.3%	$4.5	86	-$0.9	-12
SFR 1-4 Term	0.9%	$5.0	27	0.9%	$5.8	25	$0.9	-2
Construction	0.7%	$2.1	3	0.0%	$0.0	0	-$2.1	-3
Commercial & Industrial	0.3%	$1.4	43	1.1%	$2.9	27	$1.5	-16
Auto & Other	0.8%	$0.7	157	1.0%	$0.7	137	$0.0	-20
Grand Total	**3.3%**	**$157.2**	**401**	**1.6%**	**$77.5**	**319**	**-$79.7**	**-82**

Substandard/Doubtful/Loss (NBV)								
	Q4-2020			Q4-2021			Diff	
Pool	%	(mln)	# Loans	%	(mln)	# Loans	(mln)	# Loans
CRE Non-Owner Occupied	0.4%	$6.5	14	0.9%	$14.3	17	$7.8	3
CRE-Owner Occupied	1.0%	$6.4	16	1.0%	$6.8	14	$0.3	-2
Multifamily	0.7%	$4.4	1	0.5%	$4.5	2	$0.1	1
SFR 1-4 Term	1.7%	$9.3	112	1.2%	$7.7	38	-$1.6	-74
Commercial & Industrial	0.8%	$4.1	71	1.4%	$3.5	61	-$0.5	-10
SFR HELOC and Junior Liens	2.6%	$8.5	130	1.6%	$5.2	79	-$3.3	-51
Construction	1.7%	$4.8	4	1.5%	$3.3	32	-$1.5	28
Agriculture & Farmland	2.3%	$4.5	15	2.8%	$6.4	13	$1.8	-2
Auto & Other	0.8%	$0.6	34	0.6%	$0.4	35	-$0.2	1
Grand Total	**1.0%**	**$49.1**	**397**	**1.1%**	**$52.1**	**291**	**$3.0**	**-106**

- Zero balance in Doubtful and Loss

24 January 2022 Investor Presentation

trico bancshares

January 2022 Investor Presentation 0.45% 0.45% 0.32% 0.35% 0.30% 0.28% 0.30% 0.31% 0.33% 0.38% 0.38% 0.42% 0.37% 0.38% 0.64% 0.58% 0.59% 0.61% 0.54% 0.47% 0.73% 0.53% 0.58% 0.75% 0.73% 0.68% 0.64% 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 TCBK Peers 25 ASSET QUALITY  Peer group consists of 99 closest peers in terms of asset size, range $4.1-11.5 Billion source: BankRegData.com  NPA and NPL ratios displayed are net of guarantees Coverage Ratio: Allowance as % of Non-Performing Loans NPAs have remained below peers while loss coverage has expanded, first with the adoption of CECL, then through the on-going concerns of the pandemic; resulting in an increase in the coverage ratio throughout 2020. Subsequently, moderate releases have been recorded while Q4 2021 saw an increase which was generally commensurate with the loan portfolio growth. Non-Performing Assets as a % of Total Assets 124% 174% 159% 180% 193% 343% 385% 395% 342% 297% 263% 293% 281% 13 4% 13 1% 12 9% 14 5% 15 6% 13 9% 20 2% 19 1% 17 9% 18 7% 19 4% 19 7% 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 TCBK Peers

January 2022 Investor Presentation26 DEPOSITS

January 2022 Investor Presentation27 DEPOSITS: STRENGTH IN FUNDING Total Deposits = $7.37 billion 98.6% of Funding Liabilities Liability Mix 12/31/2021  Peer group consists of 99 closest peers in terms of asset size, range $4.7-11.5 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits Non Interest- Bearing Demand Deposits, 39.1% Interest-Bearing Demand & Savings Deposits, 53.7% Time Deposits, 3.9% Borrowings & Subordinated Debt, 1.4% Other Liabilities, 1.8% 8 0 .7 7 6 .3 7 5 .5 7 8 .1 8 0 .6 8 1 .6 8 1 .6 7 6 .9 7 5 .9 7 2 .7 7 1 .8 7 0 .2 6 6 .9 6 6 .0 0 20 40 60 80 100 120 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 Loans to Core Deposits (%) TCBK Peers 3 3 .6 3 2 .8 3 2 .4 3 3 .3 3 3 .6 3 4 .1 3 4 .9 3 9 .8 3 9 .7 3 9 .7 4 0 .3 4 0 .7 4 0 .7 4 0 .4 0 10 20 30 40 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 Non Interest-bearing Deposits as % of Total Deposits TCBK Peer (0.03% Funding Cost)

January 2022 Investor Presentation Cost of Deposits Non Int-Bearing Demand - - - - - - - - - - - - Int-Bearing Demand & Sav 0.18% 0.20% 0.19% 0.19% 0.16% 0.09% 0.06% 0.05% 0.04% 0.04% 0.05% 0.03% Time Deposits 1.18% 1.28% 1.39% 1.27% 1.23% 1.09% 0.89% 0.68% 0.64% 0.55% 0.52% 0.45% Total Deposits 0.20% 0.22% 0.23% 0.22% 0.19% 0.12% 0.09% 0.07% 0.06% 0.05% 0.05% 0.04% Interest-bearing Deposits 0.30% 0.33% 0.34% 0.33% 0.29% 0.20% 0.15% 0.12% 0.10% 0.08% 0.08% 0.06% 28 DEPOSITS: STRENGTH IN COST OF FUNDS  Continued growth in the volume of noninterest- bearing deposits both in terms of dollars and as a percent of total deposits.  Industry leading cost of total deposits, driven by better than peer mix of non- interest-bearing deposits. $446 $441 $451 $441 $419 $399 $376 $345 $328 $324 $327 $298 $3,223 $3,121 $3,067 $3,094 $3,101 $3,363 $3,446 $3,580 $3,769 $3,824 $3,967 $4,090 $1,762 $1,780 $1,777 $1,833 $1,883 $2,487 $2,518 $2,582 $2,767 $2,844 $2,943 $2,980 $5,430 $5,342 $5,295 $5,367 $5,403 $6,248 $6,341 $6,506 $6,863 $6,992 $7,237 $7,367 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21

January 2022 Investor Presentation29 FINANCIALS

January 2022 Investor Presentation30 CONSISTENT OPERATING METRICS Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA 4.32% 4.23% 4.22% 4.30% 4.47% 3.96% 3.58% 2015 2016 2017 2018 2019 2020 2021 65.1% 68.7% 65.4% 63.7% 59.7% 58.4% 53.2% 2015 2016 2017 2018 2019 2020 2021 1.79% 1.60% 1.70% 1.73% 1.94% 1.83% 1.91% 2015 2016 2017 2018 2019 2020 2021 1.11% 1.02% 0.89% 1.24% 1.43% 0.91% 1.43% 2015 2016 2017 2018 2019 2020 2021

January 2022 Investor Presentation31 WELL CAPITALIZED Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Common Equity Ratio 9.2% 9.1% 9.3% 9.5% 10.6% 9.3% 9.2% 2015 2016 2017 2018 2019 2020 2021 13.8% 13.7% 13.2% 13.7% 14.4% 14.0% 14.2% 2015 2016 2017 2018 2019 2020 2021 12.2% 12.2% 11.7% 12.5% 13.3% 12.9% 13.2% 2015 2016 2017 2018 2019 2020 2021 15.1% 14.8% 14.1% 14.4% 15.1% 15.2% 15.4% 2015 2016 2017 2018 2019 2020 2021

January 2022 Investor Presentation32 August 0